SIGNAL APPAREL COMPANY, INC.
                              STOCK INCENTIVE PLAN
                            EFFECTIVE JANUARY 1, 1999


SECTION 1.  PURPOSE

     The purpose of this 1999 Stock Incentive Plan (the "Plan") is to advance the interests of Signal Apparel Company, Inc. by enhancing its ability to attract and retain key employees, directors, consultants and others who are in a position to contribute to the Company's future growth and success.

SECTION 2.  DEFINITIONS

Award Any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Unrestricted Stock awarded under the Plan.

Board                         The Board of Directors of the Company.

Code The Internal Revenue Code of 1986, as amended from time to time.

Committee                     A committee of not less than two members of the
                              Board appointed by the Board to administer the Plan, provided that if and when the Common Stock is registered under Section 12 of the Securities
                              Exchange Act of 1934, each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities
                              Exchange Act of 1934 ("Rule 16b-3").

Common Stock or Stock         The Common Stock, $.01 par value per share, of
                              Signal Apparel Company, Inc.

Company Signal Apparel Company, Inc. and, except where the context otherwise requires, all present and future subsidiaries of the Company as defined in Sections 424(f) of the Code.

Designated Beneficiary        The beneficiary designated by a Participant, in a
                              manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.


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Fair Market Value             With respect to Common Stock or any other
                              property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

Incentive Stock Option        An option to purchase shares of Common Stock
                              awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

Nonstatutory Stock Option     An option to purchase shares of Common Stock
                              awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

Option                        An Incentive Stock Option or a Nonstatutory Stock
                              Option.

Participant                   A person selected by the Committee to receive an
                              Award under the Plan.

Performance Shares            Shares of Common Stock which may be earned by the
                              achievement of performance goals awarded to a Participant under Section 8.

Plan Administrator            The Board or, to the extent that the Board elects
                              to delegate such administrative functions to the Committee, the Committee.

Reporting Person              A person subject to Section 16 of the Securities
                              Exchange Act of 1934 or any successor provision.

Restricted Period             The period of time selected by the Committee
                              during which shares subject to a Restricted Stock
                              Award may be repurchased by or forfeited to the Company.

Restricted Stock              Shares of Common Stock awarded to a Participant
                              under Section 9.

Stock Appreciation Right      A right to receive any excess in Fair Market Value
or "SAR"                      of shares of Common Stock over the exercise price
                              awarded to a Participant under Section 7.

Unrestricted Stock            Shares of Common Stock awarded to a Participant
                              under Section 9(c).


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SECTION 3.  ADMINISTRATION

     The Plan will be administered by the Plan Administrator. The Plan Administrator shall have authority to make Awards and (subject to any restrictions contained herein or in the terms of an individual Award) to amend any outstanding Award, and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan. The Plan Administrator's decisions shall be final and binding. No member of the Board or the Committee shall be liable for any action or determination relating to the Plan made in good faith in the capacity of such body as Plan Administrator. All decisions of the Plan Administrator pursuant to the Plan shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

SECTION 4.  ELIGIBILITY

     All of the Company's employees, officers, directors, consultants and advisors who are expected to contribute to the Company's future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to be Participants in the Plan. For this purpose, the grant of new Awards in substitution for outstanding Awards shall be deemed to constitute a new grant of additional Awards separate from the original grant of Awards that are to be canceled. Incentive Stock Options may be awarded only to persons eligible to receive Incentive Stock Options under the Code.

SECTION 5.  STOCK AVAILABLE FOR AWARDS

     (a) Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 5,000,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan; subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) In the event that the Plan Administrator, in its sole discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Plan Administrator, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Plan Administrator may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.


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     (c) The Plan Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Plan Administrator considers appropriate in the circumstances.

SECTION 6.  STOCK OPTIONS

(a)  General.

     (i) Subject to the provisions of the Plan, the Plan Administrator may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with
Section 422 of the Code, or any successor provision, and any regulations thereunder.

     (ii) The Plan Administrator shall establish the exercise price of each Option at the time such Option is awarded. In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

     (iii) Each Option shall be exercisable at such times and subject to such terms and conditions as the Plan Administrator may specify in the applicable Award or thereafter. The Plan Administrator may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

     (iv) Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or, to the extent permitted by the Plan Administrator at or after the award of the Option, by (A) delivery of shares of Common Stock owned by the optionee, valued at their Fair Market Value on the date of such option exercise, (B) delivery of a promissory note of the optionee to the Company on terms determined by the Plan Administrator, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Plan Administrator may determine, or (E) any combination of the foregoing.

     (v) In the event an optionee pays some or all of the exercise price of an Option by delivery of shares of Common Stock pursuant to clause 6(a)(iv)(A) above, the Plan Administrator may provide for the automatic award of an option for up to the number of shares so delivered.


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     (vi) Each Option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (vii) The Plan Administrator may at any time accelerate the time at which all or any part of an Option may be exercised.

(b)  Incentive Stock Options.

     Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

     (i) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The Option exercise period shall not exceed ten years from the date of grant.

     (ii) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rule of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

          (x) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

          (y) The Option exercise period shall not exceed five years from the date of grant.

     (iii) For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

     (iv) No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that:

          (x) an Incentive Stock Option may be exercised (to the extent exercisable on the date the Participant ceased to be an employee of the Company) within the period of three months after the date the Participant ceases to be


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          an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such Option may designate a longer exercise period and that any exercise after such three-month period shall be treated as the exercise of a Nonstatutory Stock Option under the Plan;

          (y) if the Participant dies while in the employ of the Company, or within three months after the Participant ceases to be such an employee, the Incentive Stock Option (to the extent otherwise exercisable on the date of death) may be exercised by the Participant's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement); and

          (z) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised (to the extent otherwise exercisable on the date of death) within the period of one year after the date of such disability (or within such lesser period as may be specified in the Option agreement). In the event of the Participant's death during this one-year period, the Incentive Stock Option may be exercised by the Participant's Designated Beneficiary within the period of one year from the date the Participant became disabled or within such lesser period as may be specified in the applicable Option agreement.

For all purposes of the Plan and any Option granted hereunder, (i) "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations) and (ii) any option may provide that if such Option shall be assumed or a new Option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation (hereinafter called the "Successor Corporation") shall be considered for all purposes of such Option to be employment by the Company. Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

SECTION 7.  STOCK APPRECIATION RIGHTS

     (a) The Plan Administrator may grant Stock Appreciation Rights entitling recipients on exercise of the SAR to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Plan Administrator), determined in whole or in part by reference to appreciation in the Fair Market Value of the Stock between the date of the Award and the exercise of the Award. A Stock Appreciation Right shall entitle the Participant to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The Plan Administrator also may grant Stock Appreciation Rights that provide that, following a change in control of the Company (as defined by the Board or the Plan Administrator at the time of the Award), the holder of such SAR will be entitled to receive, with respect to each


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share of Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Stock during a period preceding such change in control over the Fair Market Value of a share of Stock on the date the SAR was granted.

     (b) Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

     (c) When Stock Appreciation Rights are granted in tandem with Options, the following provisions will apply:

          (i) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

          (ii) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

          (iii)The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

          (iv) A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such Option.

     (d) A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Plan Administrator may specify.

     (e) The Plan Administrator may at any time accelerate the time at which all or any part of the SAR may be exercised.

SECTION 8.  PERFORMANCE SHARES

     (a) The Plan Administrator may make Performance Share Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Plan Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Plan Administrator in its sole discretion shall


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determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Plan Administrator may rely on the performance goals and other standards applicable to any other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

     (b) Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

     (c) A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the agreement evidencing the Performance Share Award.

     (d) The Plan Administrator may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 9.  RESTRICTED AND UNRESTRICTED STOCK

     (a) The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Plan Administrator in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Plan Administrator for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

     (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Plan Administrator, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver certificates representing such shares to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

     (c) The Plan Administrator may, in its sole discretion, grant (or sell at a purchase price determined by the Board, which shall not be lower than 75% of Fair Market Value on the date of sale) to Participants shares of Stock free of any restrictions under the Plan ("Unrestricted Stock").


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     (d) The purchase price for each share of Restricted Stock and Unrestricted
Stock shall be determined by the Plan Administrator and may not be less than the par value of the Common Stock. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board.

     (e) The Plan Administrator may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

SECTION 10.  GENERAL PROVISIONS APPLICABLE TO AWARDS

     (a)  Applicability of Rule 16b-3.

     Those provisions of the Plan which make an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Securities Exchange Act of 1934, or any successor provision, and then only to Reporting Persons.

     (b) Documentation.

     Each Award under the Plan shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Plan Administrator considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

     (c) Plan Administrator's Discretion.

     Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Plan Administrator need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Plan Administrator at the time of award or at any time thereafter.

     (d) Termination of Status.

     Subject to the provisions of Section 6(b)(iv), the Plan Administrator shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

     (e) Mergers, Etc.


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     In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (an "Acquisition"), or in the event of a liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised options or SARs will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice,
(iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to Participants equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding Options or SARs (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding Options or SARs in exchange for the termination of such Options and SARS, and (iv) provide that all or any outstanding Awards shall become exercisable or realizable in full prior to the effective date of such Acquisition. Notwithstanding the foregoing, in the event of an Acquisition, then all of the outstanding Options granted hereunder shall become exercisable immediately prior to such Acquisition.

     (f) Withholding.

     The Participant shall pay to the Company, or make provision satisfactory to the Plan Administrator for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Plan Administrator's discretion, and subject to such conditions as the Plan Administrator may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     (g) Deferral of Compensation.

     The Plan Administrator shall determine whether an Award shall be made in conjunction with deferral of the Participant's salary, bonus or other compensation, or any combination thereof, and whether such deferred amounts may be:

          (i) forfeited to the Company or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company and its Affiliates);


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          (ii)  subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

          (iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

     (h) Foreign Nationals.

     Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Plan Administrator considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

     (i) Amendment of Award.

     Either the Board or the Plan Administrator may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (j) Cancellation and New Grant of Options.

     Both the Board and the Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

     (k) Conditions on Delivery of Common Stock.

     The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Common Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the


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Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.

SECTION 11.  MISCELLANEOUS

     (a) No Right To Employment or Other Status.

     No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) No Rights As Stockholder.

     Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

     (c) Exclusion from Benefit Computations.

     No amounts payable upon exercise of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

     (d) Effective Date and Term.

          (i) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the dtoe of the Board's adoption of the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders.


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          If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such Option to a particular optionee. Subject to the limitations set forth in this Section 11(d), Awards may be made under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

          (ii) Termination. The Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to Awards under the Plan. Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Awards.

     (e) Amendment of Plan.

     The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax, stock exchange or other regulatory requirement. Prior to any such approval, Awards may be made under the Plan expressly subject to such approval.

     (f) Governing Law.

     The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Indiana.



Adopted by the Board of Directors
of Signal Apparel Company, Inc.
effective January 1, 1999


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